UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6629

Western Asset Managed Municipals Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2009

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT / MAY 31, 2009

Western Asset Managed Municipals Fund Inc.

(MMU)

Managed by  WESTERN ASSET

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize current income exempt from federal income tax* as is consistent with preservation of principal.

* Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

What’s inside

Letter from the chairman	I

Fund overview	1

Fund at a glance	6

Schedule of investments	7

Statement of assets and liabilities	20

Statement of operations	21

Statements of changes in net assets	22

Financial highlights	23

Notes to financial statements	24

Report of independent registered public accounting firm	31

Additional information	32

Annual chief executive officer and chief financial officer certifications	38

Dividend reinvestment plan	39

Important tax information	41

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc.

Letter from the chairman

Dear Shareholder,

The U.S. economy weakened significantly during the twelve-month reporting period ended May 31, 2009. Looking back, U.S. gross domestic product (“GDP”)i growth was 2.8% during the second quarter of 2008. Contributing to the economy’s expansion were rising exports that were buoyed by a weakening U.S. dollar. In addition, consumer spending increased, aided by the government’s tax rebate program. However, the dollar’s rally and the end of the rebate program, combined with other strains on the economy, caused GDP to take a step backward during the second half of 2008. According to the U.S. Department of Commerce, third and fourth quarter 2008 GDP contracted 0.5% and 6.3%, respectively, the latter being the worst quarterly reading since 1982. Economic weakness continued in early 2009, as first quarter 2009 GDP declined 5.5%. This marked the first time in thirty-four years that the U.S. economy posted three consecutive quarters of negative GDP growth.

It may seem like ancient history, but when the reporting period began, speculation remained as to whether the U.S. would experience a recession. This ended in December 2008, when the National Bureau of Economic Research (“NBER”)—which has the final say on when one begins and ends—announced that a recession had begun in December 2007, making the current recession the lengthiest since the Great Depression. Contributing to the economy’s troubles has been the accelerating weakness in the labor market. Since December 2007, approximately six million jobs have been shed and we have experienced seventeen consecutive months of job losses, matching the record that occurred during the 1981-82 recession. In addition, the unemployment rate continued to move steadily higher, rising from 8.9% in April to 9.4% in May 2009, to reach its highest rate since 1983.

Another strain on the economy, the housing market, may finally be getting closer to reaching a bottom. After plunging late last year, new single-family home starts have been fairly stable in recent months and, while home prices continued to fall, the pace of the decline has moderated somewhat. Other economic news also seemed to be “less negative.” Inflation remained low, May retail sales (excluding gasoline) were modestly higher and consumer sentiment rose a fourth straight month in June, albeit from a very low level. In addition, while 345,000 jobs were lost in May, it was substantially less than April’s 504,000 decline and the smallest monthly loss since September 2008.

Western Asset Managed Municipals Fund Inc.	I

Letter from the chairman continued

Ongoing issues related to the housing and subprime mortgage markets and seizing credit markets prompted the Federal Reserve Board (“Fed”)ii to take aggressive and, in some cases, unprecedented actions. Looking back, after reducing the federal funds rateiii from 5.25% in August 2007 to 2.00% in April 2008, the Fed then left rates on hold for several months due to growing inflationary pressures as a result of soaring oil and commodity prices, coupled with the sagging U.S. dollar. However, as inflation receded along with oil prices and the global financial crisis escalated, the Fed cut rates twice in October 2008 to 1.00%. Then, in December 2008, it reduced the federal funds rate to a range of 0 to 1/4 percent—a historic low—and has maintained this stance thus far in 2009. In conjunction with the June meeting, the Fed stated that it “will maintain the target range for the federal funds rate at 0 to 1/4 percent and continues to anticipate that economic conditions are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

In addition to the interest rate cuts, the Fed took several actions to improve liquidity in the credit markets. In September 2008, it announced an $85 billion rescue plan for ailing AIG and pumped $70 billion into the financial system as Lehman Brothers’ bankruptcy and mounting troubles at other financial firms roiled the markets. More recently, the Fed has taken additional measures to thaw the frozen credit markets, including the purchase of debt issued by Fannie Mae and Freddie Mac, as well as introducing the Term Asset-Backed Securities Loan Facility (“TALF”). In March 2009, the Fed continued to pursue aggressive measures as it announced its intentions to:

•  Purchase up to an additional $750 billion of agency mortgage-backed securities, bringing its total purchases of these securities to up to $1.25 trillion in 2009.

•  Increase its purchases of agency debt this year by up to $100 billion to a total of up to $200 billion.

•  Buy up to $300 billion of longer-term Treasury securities over the next six months.

The U.S. Department of the Treasury has also taken an active role in attempting to stabilize the financial system, as it orchestrated the government’s takeover of mortgage giants Fannie Mae and Freddie Mac in September 2008. In October, the Treasury’s $700 billion Troubled Asset Relief Program (“TARP”) was approved by Congress and signed into law by former President Bush. Then, in March 2009, Treasury Secretary Geithner introduced the Public-Private Partnership Investment Program (“PPIP”), which is intended to facilitate the purchase of troubled mortgage assets from bank balance sheets. President Obama has also made reviving the economy a priority in his administration, the cornerstone thus far being the $787 billion stimulus package that was signed into law in February 2009.

During the twelve-month reporting period ended May 31, 2009, both short- and long-term Treasury yields experienced periods of extreme volatility. While

II	Western Asset Managed Municipals Fund Inc.

earlier in 2008 investors were focused on the subprime segment of the mortgage-backed market, these concerns broadened to include a wide range of financial institutions and markets. As a result, other fixed-income instruments also experienced increased price volatility. This unrest triggered several “flights to quality,” causing Treasury yields to move lower (and their prices higher), while riskier segments of the market saw their yields move higher (and their prices lower). This was particularly true toward the end of 2008, as the turmoil in the financial markets and sharply falling stock prices caused investors to flee securities that were perceived to be risky, even high-quality corporate bonds and high-grade municipal bonds. On several occasions, the yield available from short-term Treasuries fell to nearly zero, as investors were essentially willing to forgo any return potential in order to access the relative safety of government-backed securities. During the twelve months ended May 31, 2009, two-year Treasury yields fell from 2.66% to 0.92%. Over the same time frame, ten-year Treasury yields moved from 4.06% to 3.47%.

The municipal bond market underperformed its taxable bond counterpart over the twelve months ended May 31, 2009. Over that period, the Barclays Capital Municipal Bond Indexiv and the Barclays Capital U.S. Aggregate Indexv returned 3.57% and 5.36%, respectively. While municipal securities significantly outperformed the taxable market during the second half of the reporting period, it was not enough to overcome the aforementioned flights to quality, which negatively impacted the tax-free bond market.

A special note regarding increased market volatility

Dramatically higher volatility in the financial markets has been very challenging for many investors. Market movements have been rapid—sometimes in reaction to economic news, and sometimes creating the news. In the midst of this evolving market environment, we at Legg Mason want to do everything we can to help you reach your financial goals. Now, as always, we remain committed to providing you with excellent service and a full spectrum of investment choices. Rest assured, we will continue to work hard to ensure that our investment managers make every effort to deliver strong long-term results.

We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our enhanced website, www.leggmason.com/cef. Here you can gain immediate access to many special features to help guide you through difficult times, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

Western Asset Managed Municipals Fund Inc.	III

Letter from the chairman continued

During periods of market unrest, it is especially important to work closely with your financial advisor and remember that reaching one’s investment goals unfolds over time and through multiple market cycles. Time and again, history has shown that, over the long run, the markets have eventually recovered and grown.

Information about your fund

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Important information with regard to certain regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 26, 2009

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.
ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
v

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV	Western Asset Managed Municipals Fund Inc.

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current income exempt from federal income tax as is consistent with the preservation of principal. We select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities that we believe will benefit from changes in market conditions.

Under normal market conditions, the Fund invests primarily in investment grade municipal bonds, but it can also invest up to 20% of its total assets in municipal bonds rated below investment grade by a nationally recognized statistical rating organization or, if unrated, determined to be of equivalent quality. The Fund may also use a variety of derivative instruments for investment purposes, as well as for hedging or risk-management purposes.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the fiscal year, the U.S. fixed-income market experienced periods of extreme volatility. Changing perceptions regarding the economy, inflation, deflation and future Federal Reserve Board (“Fed”)i monetary policy caused bond prices to fluctuate.

The yields on two- and ten-year Treasuries began the reporting period at 2.66% and 4.06%, respectively. Treasury yields moved higher in early June 2008, as the economy performed better than expected. In addition, inflationary pressures mounted as oil prices surged to record levels. During this time, riskier fixed-income asset classes, such as high-yield bonds and emerging market debt, rallied. However, beginning in mid-June, seizing credit markets triggered an extreme flight to quality. Investor risk aversion further intensified from September through November given the severe disruptions in the global financial markets. As a result, investors were drawn to the relative safety of Treasuries, while riskier portions of the bond market performed poorly.

Toward the end of the reporting period, Treasury yields moved higher, especially on the long end of the yield curveii. This was due to concerns regarding the massive amount of new government issuance that would be needed to fund the economic stimulus package. At the conclusion of the fiscal year, two- and ten-year Treasury yields were 0.92% and 3.47%, respectively.

Western Asset Managed Municipals Fund Inc. 2009 Annual Report	1

Fund overview continued

While the municipal market was not immune to the volatility in the financial markets, it ultimately generated positive results over the fiscal year. During the first half of the reporting period, tax-free bond prices weakened and their spreads significantly widened. This challenging environment was triggered by a number of issues, including increased risk aversion, downgrades of monoline bond insurers, the seizing auction rate market and forced selling by highly-leveraged investors into illiquid markets. In addition, there were fears that the deepening recession would negatively impact municipalities, as they would generate less tax revenues. Collectively, this caused tax-free bond yields to reach 125% to 150% of the yield offered by comparable Treasuries.

While the fundamentals in the municipal market did not significantly change, tax-free bond prices rallied during the second half of the reporting period, with the Barclays Capital Municipal Bond Indexiii and the Barclays Capital U.S. Aggregate Indexiv returning 9.00% and 5.10%, respectively, for the period from December 1, 2008 through May 31, 2009. This was due, in part, to improving technical factors, including less forced selling and improved liquidity. Demand for tax-free bonds increased during this period, as investors were drawn to their historically attractive yields. While this demand was initially focused on higher-quality securities, even lower-rated tax-free bonds performed well toward the end of the reporting period. This was triggered by optimism regarding the government’s initiatives to stabilize the financial system and stimulate the economy. Despite this strong rally, municipal bonds lagged their taxable counterparts over the twelve-month period as a whole. During this time, the Barclays Capital Municipal Bond Index returned 3.57%, versus a 5.36% return for the Barclays Capital U.S. Aggregate Index.

Q. How did we respond to these changing market conditions?

A. We actively managed the Fund’s portfolio during the fiscal year. When the reporting period began, we were defensively positioned given our expectations for a steepening municipal yield curve. At the start of the period, the Fund’s durationv was shorter than that of its benchmark and we emphasized higher-quality securities in the portfolio. In particular, we had a significant overweight position to the Pre-refundedvi sector of the municipal market.

When the municipal market sold off, we sold some of our shorter-duration positions and redeployed those assets into longer-maturity securities that we felt had compelling risk/reward characteristics. This repositioning was not initially rewarded, as longer-term spreads widened until late in the reporting period. As municipal spreads widened to what we believed were unsustainable levels, we also adjusted the portfolio by reducing our exposure to Pre-refunded securities and used the proceeds to selectively purchase some lower-quality securities that we believed to be attractively valued. As discussed, we also opportunistically extended the Fund’s duration. Overall, the adjustments we made produced mixed results, as our decision to add lower-quality issues was somewhat premature, although these securities produced strong returns toward the end of the reporting period.

2	Western Asset Managed Municipals Fund Inc. 2009 Annual Report

Performance review

For the twelve months ended May 31, 2009, Western Asset Managed Municipals Fund Inc. returned 3.19% based on its net asset value (“NAV”)vii and 5.27% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Municipal Bond Index, returned 3.57% for the same period. The Lipper General Municipal Debt (Leveraged) Closed-End Funds Category Averageviii returned -5.77% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.56 per share. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of May 31, 2009. Past performance is no guarantee of future results.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes will apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

PERFORMANCE SNAPSHOT as of May 31, 2009

PRICE PER SHARE	12-MONTH TOTAL RETURN*
$11.80 (NAV)	3.19%
$11.10 (Market Price)	5.27%

All figures represent past performance and are not a guarantee of future results.

*Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. Actively managing the Fund’s Pre-refunded exposure contributed to performance during the fiscal year. Our initial overweight position was rewarded as these high-quality securities performed extremely well during the market turmoil that characterized the first half of the reporting period. Subsequently reducing this exposure was also beneficial as this sector of the municipal market underperformed the benchmark during the second half of the period.

Our overweight, relative to the benchmark, to the Housing sector also contributed to results. We increased our exposure to the sector in response to new tax policy changes that allowed these securities to come to market without being subject to the alternative minimum tax. These securities also offered attractive yields.

The Fund’s exposure to gas prepay securities contributed to performance as well. These securities, which are backed by certain broker/dealers, performed poorly early in the fiscal year given the turmoil in the financial

Western Asset Managed Municipals Fund Inc. 2009 Annual Report	3

Fund overview continued

markets. However, as a number of broker/dealers changed their status to bank holding companies and government initiatives such as the Troubled Asset Relief Program (“TARP”) added confidence in the financial system, gas prepay securities rebounded sharply.

Q. What were the leading detractors from performance?

A. Our futures trading strategy produced mixed results during the reporting period but, overall, was a detractor from performance. While our use of a short position in Treasury futures did meet its desired goal of helping to manage the Fund’s duration, this strategy was more than offset by the outperformance of Treasuries as risk aversion drove U.S. Treasury yields down to historically low levels.

Overall, our yield curve positioning hurt the Fund’s performance as our exposure to securities with 22+ year maturities performed poorly during the first half of the reporting period. While this portion of the yield curve offered attractive yields, it was dragged down as these securities experienced the largest degree of forced selling by overly leveraged investors. While these securities rebounded and positively contributed to performance during the second half of the reporting period, it was not enough to overcome their earlier weakness.

From a sector perspective, the Fund’s overweight to Health Care1, relative to the benchmark, was an overall negative. This was another case of being early in our decision to emphasize an area of the municipal market. While our Health Care bonds initially generated disappointing results, their performance significantly improved during the last five months of the fiscal year. The same was true of our exposure to the Industrial Development Revenue/Pollution Control Revenue sector. While this sector has performed very well thus far in 2009, it was a detractor from performance for the twelve-month reporting period as a whole.

Finally, the Fund’s use of leverage was an overall negative. This was largely the result of leverage amplifying the negative performance in the municipal market in the first half of the reporting period. However, the use of leverage was beneficial as the reporting period progressed.

Looking for additional information?

The Fund is traded under the symbol “MMU” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XMMUX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end

1  Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

4	Western Asset Managed Municipals Fund Inc. 2009 Annual Report

fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Managed Municipals Fund Inc. As always, we appreciate that you have chosen us to manage your assets, and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 16, 2009

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Fixed-income investments are subject to interest rate risk. As interest rates rise, the price of fixed-income investments declines. Lower-rated, higher-yielding bonds are subject to greater credit risk than higher-rated investment grade securities. Derivatives are subject to a number of risks such as liquidity risk, interest rate risk, credit risk, leveraging risk, management risk, and may disproportionately increase losses and could have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and market price of common shares and may increase a shareholder’s risk of loss.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

i

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.
iii	The Barclays Capital (formerly Lehman Brothers) Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.
iv

The Barclays Capital (formerly Lehman Brothers) U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

v

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi

A pre-refunded bond is a bond in which the original security has been replaced by an escrow, usually consisting of treasuries or agencies, which has been structured to pay principal and interest and any call premium, either to a call date (in the case of a pre-refunded bond), or to maturity (in the case of an escrowed to maturity bond).

vii

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

viii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended May 31, 2009, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 58 funds in the Fund’s Lipper category.

Western Asset Managed Municipals Fund Inc. 2009 Annual Report	5

Fund at a glance (unaudited)

INVESTMENT BREAKDOWN (%) As a percent of total investments

6	Western Asset Managed Municipals Fund Inc. 2009 Annual Report

Schedule of investments

May 31, 2009

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
MUNICIPAL BONDS — 95.8%
	Arizona — 3.4%
$3,705,000	Greater Arizona Development Authority, Development Authority Infrastructure Revenue, Pinal County Road Project, NATL, 5.000% due 8/1/19	$4,027,261
	Phoenix, AZ:
3,000,000	Civic Improvement Corp. Airport Revenue, Senior Lien, FGIC, 5.250% due 7/1/22(a)	2,938,770
1,000,000	GO, 5.000% due 7/1/27(b)	1,053,240
	Salt Verde, AZ Financial Corp.:
	Gas Revenue:
10,000,000	5.000% due 12/1/32	8,160,000
10,040,000	5.000% due 12/1/37	8,024,169
2,000,000	Senior Gas Revenue, 5.250% due 12/1/28	1,727,780
	Total Arizona	25,931,220
	California — 9.8%
1,170,000	California EFA Revenue, 5.625% due 7/1/23	897,566
	California Housing Finance Agency Revenue, Home Mortgage:
3,100,000	4.700% due 8/1/24(a)	2,610,882
10,000,000	4.800% due 8/1/37(a)	7,614,300
5,000,000	California State Department of Veterans Affairs, Home Purchase Revenue, AMBAC, 5.350% due 12/1/27	5,043,950
	California Statewide CDA Revenue:
5,885,000	Methodist Hospital Project, FHA, 6.625% due 8/1/29	6,361,273
3,000,000	St. Joseph Health System, FGIC, 5.750% due 7/1/47	2,886,150
7,375,000	Garden Grove, CA, Agency for Community Development, Tax Allocation, Refunding, AMBAC, 5.000% due 10/1/29	6,117,562
6,000,000	Golden State Tobacco Securitization Corp., CA, Tobacco Settlement Revenue, 6.750% due 6/1/39(b)	7,008,420
6,000,000	Long Beach, CA, Bond Finance Authority, Natural Gas Purpose Revenue, 5.500% due 11/15/28	5,335,500
7,250,000	Los Angeles, CA, Convention & Exhibition Center Authority Lease Revenue, 5.125% due 8/15/22	7,843,195
6,500,000	Modesto, CA, Irrigation District, COP, Capital Improvements, 6.000% due 10/1/39	6,718,660
3,340,000	Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, NATL, 5.125% due 9/1/30	2,955,332
1,145,000	Sacramento County, CA, COP, Unrefunded Balance, Public Facilities Project, NATL, 5.375% due 2/1/19	1,143,626
5,000,000	San Diego, CA, USD GO, FSA, 5.000% due 7/1/28	5,510,200
3,000,000	San Mateo County Community College District, COP, NATL, 5.000% due 10/1/25(b)	3,449,340
2,500,000	Santa Clara, CA, RDA, Tax Allocation, Bayshore North Project, NATL, 5.000% due 6/1/23	2,285,175
	Total California	73,781,131

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2009 Annual Report	7

Schedule of investments continued

May 31, 2009

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Colorado — 7.6%
	Denver, CO, City & County Airport Revenue:
$10,945,000	6.125% due 11/15/25(a)(c)	$13,153,701
13,630,000	Unrefunded Balance, 6.125% due 11/15/25(a)	13,630,545
1,700,000	El Paso County, CO, COP, Detention Facility Project, AMBAC, 5.000% due 12/1/23	1,737,111
	Garfield County, CO, GO, School District No. 2, FSA, State Aid Withholding:
2,300,000	5.000% due 12/1/23	2,414,862
1,000,000	5.000% due 12/1/25	1,042,250
17,000,000	Public Authority for Colorado Energy, Natural Gas Purchase Revenue, 6.500% due 11/15/38	16,736,330
7,320,000	University of Colorado, COP, Master Lease Purchase Agreement, AMBAC, 5.000% due 6/1/28 (b)	8,191,885
	Total Colorado	56,906,684
	Connecticut — 0.1%
970,000	Connecticut State, HEFA Revenue, Child Care Facilities Project, AMBAC, 5.625% due 7/1/29	955,615
	Delaware — 1.4%
10,000,000	Delaware State, EDA Revenue, PCR, Refunding, Delmarva Project, AMBAC, 5.200% due 2/1/19	10,220,900
	District of Columbia — 1.9%
14,800,000	District of Columbia, Hospital Revenue, Childrens Hospital Obligation, FSA, 5.450% due 7/15/35	14,656,588
	Florida — 9.5%
20,000,000	Citizens Property Insurance Corp., FL, Senior Secured High Act, 5.500% due 6/1/17	20,012,800
5,000,000	Florida State Board of Education, Capital Outlay, GO, Public Education, Refunding, FSA, 5.000% due 6/1/24	5,103,000
1,465,000	Florida State Department of Transportation, GO, Right of Way Project, FGIC, 5.000% due 7/1/25	1,498,534
	Jacksonville, FL:
3,305,000	Electric Authority, Electric System Revenue, 5.000% due 10/1/28	3,312,403
5,620,000	Health Facilities Authority Revenue, Brooks Health System, 5.250% due 11/1/38	4,575,691
6,500,000	Martin County, FL, IDA Revenue, Indiantown Cogeneration Project, 7.875% due 12/15/25(a)	6,310,265
1,290,000	Miami Beach, FL, Stormwater Revenue, FGIC, 5.375% due 9/1/30	1,307,699
10,000,000	Miami-Dade County, FL, Aviation Revenue, 5.500% due 10/1/41	9,662,400
	Orange County, FL:
4,545,000	Health Facilities Authority Revenue, Hospital-Orlando Regional Healthcare, 5.000% due 11/1/35	4,092,727
8,000,000	School Board, COP, 5.500% due 8/1/34	8,105,040
5,000,000	Orlando, FL, State Sales Tax Payments Revenue, 5.000% due 8/1/32	4,999,650

See Notes to Financial Statements.

8	Western Asset Managed Municipals Fund Inc. 2009 Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Florida — 9.5% continued
$2,500,000	South Brevard, FL, Recreational Facilities Improvement, Special District, AMBAC, 5.000% due 7/1/20	$2,509,000
	Total Florida	71,489,209
	Georgia — 2.9%
3,275,000	Atlanta, GA, Development Authority Educational Facilities Revenue, Science Park LLC Project, 5.000% due 7/1/39	3,062,322
6,220,000	DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project, 6.125% due 7/1/40	6,391,423
2,000,000	LaGrange-Troup County, GA, Hospital Authority Revenue, Anticipation Certificates, GO, 5.500% due 7/1/38	1,905,800
4,000,000	Main Street Natural Gas Inc., GA, Gas Project Revenue, 5.000% due 3/15/22	3,499,960
	Private Colleges & Universities Authority Revenue, Mercer University Project:
2,180,000	5.750% due 10/1/21(b)	2,447,769
	Refunding:
2,000,000	5.250% due 10/1/25	1,609,080
1,000,000	5.375% due 10/1/29	779,120
2,000,000	Savannah, GA, EDA, Revenue, College of Arts & Design Inc. Project, 6.900% due 10/1/29(b)	2,079,380
	Total Georgia	21,774,854
	Illinois — 2.6%
4,095,000	Chicago, IL, Refunding GO, FGIC, 5.500% due 1/1/35	4,137,875
12,530,000	Illinois Finance Authority, Revenue, Alexian, FSA, 5.500% due 1/1/28	12,563,956
2,445,000	Illinois Finance Authority Revenue, Advocate Health Care & Hospitals Corp. Network, 6.250% due 11/1/28	2,629,500
	Total Illinois	19,331,331
	Indiana — 1.4%
5,000,000	Indianapolis, IN, Thermal Energy System, 5.000% due 10/1/25(d)	5,211,650
5,000,000	Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project, 6.625% due 1/1/39	5,136,900
	Total Indiana	10,348,550
	Iowa — 0.3%
2,500,000	Iowa Finance Authority Single Family Mortgage Revenue, GNMA/FNMA, 4.900% due 7/1/31(a)	2,290,275
	Kentucky — 2.2%
	Louisville & Jefferson County, KY:
5,000,000	Metro Government Health Facilities Revenue, Jewish Hospital St. Mary’s Healthcare, 6.125% due 2/1/37	4,990,200
13,000,000	Metro Government Health System Revenue, Norton Healthcare Inc., 5.250% due 10/1/36	11,349,390
	Total Kentucky	16,339,590

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2009 Annual Report	9

Schedule of investments continued

May 31, 2009

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Maine — 0.2%
$1,770,000	Maine State Housing Authority Mortgage Revenue, 5.300% due 11/15/23	$1,788,143
	Maryland — 1.1%
	Baltimore, MD, Project Revenue, Refunding, Wastewater Projects, FGIC:
2,500,000	5.125% due 7/1/32	2,527,175
2,000,000	5.200% due 7/1/32	2,025,980
3,075,000	Maryland State Health & Higher EFA Revenue, Johns Hopkins Hospital Issue, 5.000% due 11/15/26(b)	3,484,098
	Total Maryland	8,037,253
	Massachusetts — 3.2%
2,430,000	Massachusetts Bay Transportation Authority, Sales Tax Revenue, 5.500% due 7/1/30(b)(e)	2,562,313
1,125,000	Massachusetts DFA Revenue, Merrimack College Issue, NATL, 5.200% due 7/1/32	861,773
6,000,000	Massachusetts Educational Financing Authority Education Loan Revenue, 6.125% due 1/1/22(a)	6,156,000
	Massachusetts State:
3,500,000	DFA Revenue, Boston University, AMBAC, 5.000% due 10/1/39	3,430,140
1,500,000	HEFA Revenue, Berklee College of Music, 5.000% due 10/1/32	1,451,745
5,000,000	Housing Finance Agency, Revenue, 7.000% due 12/1/38	5,436,750
4,000,000	Special Obligation Dedicated Tax Revenue, FGIC, 5.500% due 1/1/34	4,053,880
	Total Massachusetts	23,952,601
	Michigan — 2.0%
	Michigan State:
	COP, AMBAC:
2,345,000	5.500% due 6/1/19(b)(e)	2,455,637
6,000,000	5.500% due 6/1/27(b)	6,283,080
1,500,000	Hospital Finance Authority Revenue, Refunding, Trinity Health Credit, 5.375% due 12/1/23	1,513,530
4,000,000	Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital, 8.250% due 9/1/39	4,477,120
	Total Michigan	14,729,367
	Minnesota — 1.3%
1,500,000	Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, FNMA-Collateralized, 5.625% due 2/1/26	1,507,530
7,000,000	Minneapolis, MN, Healthcare System Revenue, Allina Health System, 6.000% due 11/15/23(b)	8,050,070
250,000	Minnesota State Housing Financing Agency, Single-Family Mortgage, 5.500% due 1/1/17	250,155
	Total Minnesota	9,807,755

See Notes to Financial Statements.

10	Western Asset Managed Municipals Fund Inc. 2009 Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Mississippi — 0.1%
$1,000,000	Mississippi Development Bank, Special Obligation, Capital Projects & Equipment Program, AMBAC, 5.625% due 7/1/31	$994,320
	Missouri — 1.0%
1,500,000	Greene County, MO, Reorganized School District No. 8, GO, Missouri State Aid Direct Deposit Program, FSA, 5.100% due 3/1/22	1,626,885
1,000,000	Kansas City, MO, Water Revenue, 5.250% due 12/1/32	1,033,220
5,000,000	Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project, 5.000% due 12/1/32	5,048,250
	Total Missouri	7,708,355
	Montana — 0.8%
9,400,000	Montana State Board of Investment, Resource Recovery Revenue, Yellowstone Energy LP Project, 7.000% due 12/31/19(a)	6,368,500
	Nebraska — 0.4%
3,000,000	Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC, 5.000% due 1/1/25	3,095,310
	Nevada — 1.5%
12,750,000	Reno, NV, Hospital Revenue, Washoe Medical Centre, FSA, 5.500% due 6/1/33	11,327,100
	New Jersey — 7.7%
	New Jersey Health Care Facilities Financing Authority Revenue:
3,875,000	Englewood Hospital, FHA/NATL, 5.000% due 8/1/23	3,748,714
8,000,000	Robert Wood Johnson University Hospital, 5.700% due 7/1/20	8,051,040
	New Jersey State:
3,125,000	EDA, PCR, Refunding, PSEG Power LLC Project, 5.000% due 3/1/12	3,254,812
10,000,000	Higher Education Assistance Authority, Student Loan Revenue, Student Loan, 6.125% due 6/1/30(a)(e)	9,984,700
2,395,000	Highway Authority, Garden State Parkway General Revenue, 5.625% due 1/1/30(b)	2,490,608
7,000,000	Housing & Mortgage Finance Agency Revenue, 6.375% due 10/1/28	7,520,870
	Transportation Trust Fund Authority:
7,000,000	5.875% due 12/15/38	7,454,370
100,000,000	Transportation System, zero coupon bond to yield 6.400% due 12/15/39	13,975,000
1,350,000	South Jersey Port Corp., New Jersey Revenue, Refunding, 5.000% due 1/1/26	1,372,478
	Total New Jersey	57,852,592
	New Mexico — 0.7%
5,000,000	New Mexico State Hospital Equipment Loan Council Hospital Revenue, Presbyterian Healthcare Services, 6.125% due 8/1/28	5,421,200
	New York — 11.7%
	Liberty, NY, Development Corp. Revenue, Goldman Sachs Headquarters:
13,000,000	5.250% due 10/1/35	11,958,830
8,985,000	5.500% due 10/1/37	8,551,564

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2009 Annual Report	11

Schedule of investments continued

May 31, 2009

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	New York — 11.7% continued
$31,570,000	Long Island Power Authority, NY, Electric System Revenue, 6.000% due 5/1/33	$33,782,741
	New York City, NY:
5,100,000	Housing Development Corp. Revenue, Capital Fund Package, New York City Housing Authority, FGIC, 5.000% due 7/1/25	5,126,316
	Municipal Water Finance Authority, Water & Sewer System Revenue:
6,000,000	5.250% due 6/15/25	6,201,540
7,000,000	5.250% due 6/15/40	7,169,890
	New York State Dormitory Authority Revenue:
5,000,000	State University Educational Facility, FSA, 5.500% due 5/15/30(b)	5,289,850
1,000,000	Willow Towers Inc. Project, GNMA-Collateralized, 5.250% due 2/1/22	1,029,900
3,000,000	New York State Thruway Authority, Highway & Bridge, Transportation Fund, FGIC, 5.400% due 4/1/17(b)	3,152,940
5,720,000	Rensselaer County, NY, IDA, Civic Facility Revenue, Rensselaer Polytechnic Institute, 5.000% due 3/1/26	5,831,025
	Total New York	88,094,596
	North Carolina — 0.5%
1,615,000	Harnett County, NC, GO, Refunded Custody Receipts, AMBAC, 5.250% due 6/1/24	1,708,573
	North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue, Elizabeth City State University Housing Foundation LLC Project, AMBAC:
1,000,000	5.000% due 6/1/23	1,038,070
1,250,000	5.000% due 6/1/33	1,259,888
	Total North Carolina	4,006,531
	North Dakota — 1.9%
14,125,000	North Dakota State Housing Finance Agency Revenue, Housing Finance Program, Home Mortgage Finance, 5.625% due 1/1/39	14,437,445
	Ohio — 4.2%
1,000,000	Garfield Heights, OH, City School District, School Improvement, FSA, 5.000% due 12/15/22	1,050,380
	Hamilton County, OH:
2,000,000	Hospital Facilities Revenue, Cincinnati Childrens Hospital, FGIC, 5.250% due 5/15/23	1,949,780
5,075,000	Sales Tax Revenue, AMBAC, 5.250% due 12/1/32	5,041,099
7,500,000	Lorain County, OH, Hospital Revenue, Catholic Healthcare Partners, 5.375% due 10/1/30	7,218,375
5,990,000	Lucas County, OH, Hospital Revenue, Promedica Healthcare Obligation Group, AMBAC, 5.375% due 11/15/29	5,229,869
3,025,000	Muskingum County, OH, GO, Refunding & County Facilities Improvement, NATL, 5.125% due 12/1/19	3,155,922
1,805,000	Ohio State Revenue, Revitalization Project, AMBAC, 5.000% due 4/1/21	1,930,736
1,500,000	Steubenville, OH, Hospital Revenue, 6.375% due 10/1/20(b)	1,610,205

See Notes to Financial Statements.

12	Western Asset Managed Municipals Fund Inc. 2009 Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Ohio — 4.2% continued
	Summit County, OH, GO, FGIC:
$1,000,000	5.000% due 12/1/21	$1,053,400
500,000	5.000% due 12/1/22	524,010
1,500,000	Trumbull County, OH, GO, NATL, 5.200% due 12/1/20	1,583,475
1,500,000	Warrensville Heights, OH, GO, City School District, School Improvements, FGIC, 5.625% due 12/1/20(b)(e)	1,611,585
	Total Ohio	31,958,836
	Oregon — 0.8%
3,210,000	Clackamas County, OR, Hospital Facilities Authority Revenue, Legacy Health System, 5.750% due 5/1/16	3,326,973
1,680,000	Oregon State Housing & Community Services Department, Mortgage Revenue, Single-Family Mortgage Program, 5.050% due 7/1/26(a)	1,633,111
1,000,000	Umatilla County, OR, Hospital Facility Authority Revenue, Catholic Health Initiatives, 5.000% due 5/1/32	974,660
	Total Oregon	5,934,744
	Pennsylvania — 0.6%
4,200,000	Pennsylvania State, Turnpike Commission Revenue, 5.000% due 6/1/39	4,269,384
	Rhode Island — 0.7%
5,000,000	Rhode Island State Health & Educational Building Corp. Revenue, Hospital Financing, 7.000% due 5/15/39	5,134,200
	South Carolina — 2.1%
	Berkeley County, SC:
10,000,000	PCR, Refunding, SC Generating Co. Project, 4.875% due 10/1/14	10,362,200
2,025,000	Water & Sewer Revenue, FSA, 5.000% due 6/1/23	2,126,473
3,000,000	South Carolina Transportation Infrastructure Bank Revenue, Refunding, AMBAC, 5.000% due 10/1/23	3,079,950
	Total South Carolina	15,568,623
	Tennessee — 1.5%
955,000	Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue, 7.750% due 8/1/17	943,531
5,420,000	Memphis-Shelby County, TN, Sports Authority Income Revenue, Memphis Arena Project, AMBAC, 5.125% due 11/1/21(b)	6,057,446
4,590,000	Tennessee Energy Acquisition Corp., Gas Revenue, 5.250% due 9/1/22	4,195,535
	Total Tennessee	11,196,512
	Texas — 4.7%
5,000,000	Brazos River Authority Texas PCR, TXU Co., 8.250% due 5/1/33(a)(f)	2,610,850
5,000,000	Brazos River, TX, Harbor Navigation District, Brazoria County Environmental, Dow Chemical Co. Project, 5.950% due 5/15/33(a)(d)	4,290,200
	Dallas-Fort Worth, TX:
5,000,000	International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement, 6.375% due 5/1/35(a)	2,550,000
5,000,000	International Airport Revenue, NATL, 6.000% due 11/1/23(a)	5,007,450

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2009 Annual Report	13

Schedule of investments continued

May 31, 2009

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Texas — 4.7% continued
$1,000,000	Harris County, TX, Health Facilities Development Corp., School Health Care System, Revenue, 5.750% due 7/1/27(c)	$1,175,960
	North Texas Tollway Authority Revenue:
5,000,000	5.750% due 1/1/33	4,892,450
15,000,000	5.750% due 1/1/40	14,913,600
	Total Texas	35,440,510
	Virginia — 0.4%
3,000,000	Chesterfield County, VA, IDA, PCR, Virginia Electric & Power Co., Remarketed 11/8/02, 5.875% due 6/1/17	3,128,070
	West Virginia — 0.4%
2,725,000	West Virginia State Housing Development Fund, Housing Finance Revenue, 5.300% due 5/1/24	2,752,931
	Wisconsin — 1.4%
7,500,000	Wisconsin State General Revenue, Appropriation Revenue, 6.000% due 5/1/36	7,935,900
	Wisconsin State HEFA Revenue:
1,100,000	Kenosha Hospital & Medical Center Project, 5.700% due 5/15/20	1,105,203
1,250,000	Medical College of Wisconsin Inc. Project, NATL, 5.400% due 12/1/16	1,250,087
	Total Wisconsin	10,291,190
	Wyoming — 1.8%
13,890,000	Wyoming CDA, Housing Revenue, 5.600% due 6/1/35(a)	13,446,909
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $707,458,397)	720,768,924
SHORT-TERM INVESTMENTS — 4.2%
	California — 1.1%
8,100,000	MSR Public Power Agency, San Juan Project Revenue, LOC-Dexia Credit Local, 0.200%, 6/1/09(g)	8,100,000
	Colorado — 0.2%
1,800,000	Denver, CO, City & County, COP, SPA-JPMorgan Chase, 0.200%, 6/1/09(g)	1,800,000
	Delaware — 0.4%
2,700,000	University of Delaware Revenue, SPA-Bank of America, 0.280%, 6/1/09(g)	2,700,000
	Florida — 0.5%
2,700,000	Jacksonville, FL, Health Facilities Authority, Hospital Revenue, Baptist Medical Center, LOC-Bank of America N.A., 0.280%, 6/1/09(g)	2,700,000
1,100,000	Orange County, FL, School Board, COP, LOC-Wachovia Bank N.A., 0.280%, 6/1/09(g)	1,100,000
	Total Florida	3,800,000
	Missouri — 0.1%
	Missouri State, HEFA:
500,000	Educational Facilities Revenue, Washington University, SPA-JPMorgan Chase, 0.280%, 6/1/09(g)	500,000

See Notes to Financial Statements.

14	Western Asset Managed Municipals Fund Inc. 2009 Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FACE AMOUNT	SECURITY	VALUE
	Missouri — 0.1% continued
$340,000	Health Facilities Revenue, SSM Health Care, FSA, SPA-UBS AG, 0.550%, 6/1/09(g)	$340,000
	Total Missouri	840,000
	New York — 0.1%
800,000	New York City, NY, NATL, SPA-Bank of Nova Scotia, 0.220%, 6/1/09(g)	800,000
	Oklahoma — 0.0%
100,000	Oklahoma State Turnpike Authority Revenue, SPA-JPMorgan Chase, 0.250%, 6/1/09(g)	100,000
	Oregon — 0.2%
	Oregon State GO, Veterans Welfare, SPA-Dexia Credit Local:
700,000	0.300%, 6/1/09(g)	700,000
700,000	0.300%, 6/1/09(g)	700,000
	Total Oregon	1,400,000
	Pennsylvania — 1.1%
900,000	Geisinger Authority, PA, Health System Revenue, Geisinger Health System, SPA-Bank of America N.A., 0.200%, 6/1/09(g)	900,000
	Lancaster County, PA, Hospital Authority Revenue:
6,800,000	Lancaster General Hospital, LOC-Bank of America N.A., 0.180%, 6/1/09(g)	6,800,000
1,000,000	Masonic Homes Project, LOC-Wachovia Bank N.A., 0.280%, 6/1/09(g)	1,000,000
	Total Pennsylvania	8,700,000
	Tennessee — 0.1%
670,000	Clarksville, TN, Public Building Authority Revenue, Pooled Financing, Tennessee Municipal Bond Fund, LOC-Bank of America N.A., 0.260%, 6/1/09(g)	670,000
	Virginia — 0.4%
1,100,000	Virginia College Building Authority, VA, Educational Facilities Revenue, 21st Century College, SPA-Wachovia Bank N.A., 0.280%, 6/1/09(g)	1,100,000
1,700,000	Virginia Commonwealth University, VA, AMBAC, LOC-Wachovia Bank N.A., 0.180%, 6/1/09(g)	1,700,000
	Total Virginia	2,800,000
	TOTAL SHORT-TERM INVESTMENTS (Cost — $31,710,000)	31,710,000
	TOTAL INVESTMENTS — 100.0% (Cost — $739,168,397#)	$752,478,924

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2009 Annual Report	15

Schedule of investments continued

May 31, 2009

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).
(b)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(c)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.
(d)	Variable rate security. Interest rate disclosed is that which is in effect at May 31, 2009.
(e)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(g)

Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice. Date shown is the date of the next interest rate change.

#	Aggregate cost for federal income tax purposes is $738,529,613.

Abbreviations used in this schedule:
AMBAC	–	American Municipal Bond Assurance Corporation - Insured Bonds
CDA	–	Community Development Authority
COP	–	Certificate of Participation
DFA	–	Development Finance Agency
EDA	–	Economic Development Authority
EFA	–	Educational Facilities Authority
FGIC	–	Financial Guaranty Insurance Company - Insured Bonds
FHA	–	Federal Housing Administration
FNMA	–	Federal National Mortgage Association
FSA	–	Financial Security Assurance - Insured Bonds
GNMA	–	Government National Mortgage Association
GO	–	General Obligation
HEFA	–	Health & Educational Facilities Authority
IDA	–	Industrial Development Authority
LOC	–	Letter of Credit
MFH	–	Multi-Family Housing
NATL	–	National Public Finance Guarantee Corporation - Insured Bonds
PCR	–	Pollution Control Revenue
RDA	–	Redevelopment Agency
SPA	–	Standby Bond Purchase Agreement - Insured Bonds
USD	–	Unified School District

See Notes to Financial Statements.

16	Western Asset Managed Municipals Fund Inc. 2009 Annual Report

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

SUMMARY OF INVESTMENTS BY INDUSTRY* (unaudited)

Health care	17.6%
Pre-refunded/escrowed to maturity	13.7
Industrial revenue	11.5
Transportation	10.2
Housing	9.5
Power	9.3
Education	5.7
Special tax obligation	4.1
Other	3.7
Leasing	3.4
Solid waste/water & sewer	3.0
Local general obligation	2.6
Resource recovery	0.8
State general obligation	0.7
Short-term investments	4.2
100.0%

*  As a percentage of total investments. Please note that Fund holdings are as of May 31, 2009 and are subject to change.

RATINGS TABLE† (unaudited)

S&P/Moody’s/Fitch‡
AAA/Aaa	16.1%
AA/Aa	33.8
A	39.3
BBB/Baa	2.6
BB/Ba	0.8
CCC/Caa	0.7
A-1/VMIG1	4.2
NR	2.5
100.0%

†	As a percentage of total investments.
‡

In the event that a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the fund will treat the security as being rated in the highest rating category received from an NRSRO.

See pages 18 and 19 for definitions of ratings.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2009 Annual Report	17

Bond ratings (unaudited)

The definitions of the applicable rating symbols are set forth below:

Standard & Poor’s Ratings Service (“Standard & Poor’s”) – Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	–	Bonds rated “AAA” have the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.
AA	–	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	–

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	–

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	–

Bonds rated “BB”, “B”, “CCC”, “CC” and “C” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents the lowest degree of speculation and “C” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

D	–	Bonds rated “D” are in default and payment of interest and/or repayment of principal is in arrears.

Moody’s Investors Service (“Moody’s”)–Numerical modifiers 1, 2 and 3 may be applied to each generic rating from “Aa” to “Caa,” where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa	–

Bonds rated “Aaa” are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes can be visualized as most unlikely to impair the fundamentally strong position of such issues.

Aa	–

Bonds rated “Aa” are judged to be of high quality by all standards. Together with the “Aaa” group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in “Aaa” securities.

A	–

Bonds rated “A” possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa	–

Bonds rated “Baa” are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	–

Bonds rated “Ba” are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

18	Western Asset Managed Municipals Fund Inc. 2009 Annual Report

B	–

Bonds rated “B” generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa	–	Bonds rated “Caa” are of poor standing. These may be in default, or present elements of danger may exist with respect to principal or interest.
Ca	–	Bonds rated “Ca” represent obligations which are speculative in a high degree. Such issues are often in default or have other marked short-comings.
C	–	Bonds rated “C” are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch Ratings Service (“Fitch”)–Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standings within the major rating categories.

AAA	–	Bonds rated “AAA” have the highest rating assigned by Fitch. Capacity to pay interest and repay principal is extremely strong.
AA	–	Bonds rated “AA” have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.
A	–

Bonds rated “A” have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB	–

Bonds rated “BBB” are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

BB, B, CCC, CC and C	–

Bonds rated “BB”, “B”, “CCC” and “CC” are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. “BB” represents a lower degree of speculation than “B”, and “CC” the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

NR	–	Indicates that the bond is not rated by Standard & Poor’s, Moody’s or Fitch.

Short-term security ratings (unaudited)

SP-1	–

Standard & Poor’s highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

A-1	–

Standard & Poor’s highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.

VMIG 1	–	Moody’s highest rating for issues having a demand feature– VRDO.
MIG1	–	Moody’s highest rating for short-term municipal obligations.
P-1	–	Moody’s highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.
F1	–

Fitch’s highest rating indicating the strongest capacity for timely payment of financial commitments; those issues determined to possess overwhelming strong credit feature are denoted with a plus (+) sign.

Western Asset Managed Municipals Fund Inc. 2009 Annual Report	19

Statement of assets and liabilities

May 31, 2009

ASSETS:
Investments, at value (Cost — $739,168,397)	$752,478,924
Cash	30,682
Interest receivable	11,324,399
Receivable for securities sold	90,001
Prepaid expenses	35,819
Total Assets	763,959,825
LIABILITIES:
Payable for securities purchased	18,788,820
Investment management fee payable	345,967
Directors’ fees payable	48,884
Distributions payable to Auction Rate Cumulative Preferred Stockholders	16,763
Accrued expenses	176,905
Total Liabilities	19,377,339
Series M, T, W, Th, and F Auction Rate Cumulative Preferred Stock (2,000 shares for each series authorized and issued at $25,000 for each share) (Note 5)	250,000,000
TOTAL NET ASSETS	$494,582,486
NET ASSETS:
Par value ($0.001 par value; 41,915,511 common shares issued and outstanding; 500,000,000 common shares authorized)	$ 41,916
Paid-in capital in excess of par value	509,780,980
Undistributed net investment income	6,662,766
Accumulated net realized loss on investments and futures contracts	(35,213,703)
Net unrealized appreciation on investments	13,310,527
TOTAL NET ASSETS	$494,582,486
Shares Outstanding	41,915,511
Net Asset Value	$11.80

See Notes to Financial Statements.

20	Western Asset Managed Municipals Fund Inc. 2009 Annual Report

Statement of operations

For the Year Ended May 31, 2009

INVESTMENT INCOME:
Interest	$ 40,350,968
EXPENSES:
Investment management fee (Note 2)	3,910,733
Auction participation fees (Note 5)	625,734
Legal fees	273,901
Directors’ fees	225,267
Shareholder reports	89,589
Audit and tax	59,372
Auction agent fees	40,001
Stock exchange listing fees	35,115
Transfer agent fees	25,187
Insurance	12,342
Rating agency fees	12,177
Custody fees	11,260
Miscellaneous expenses	19,104
Total Expenses	5,339,782
NET INVESTMENT INCOME	35,011,186
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	2,906,289
Futures contracts	(3,028,825)
Net Realized Loss	(122,536)
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(16,843,343)
Futures contracts	(311,023)
Change in Net Unrealized Appreciation/Depreciation	(17,154,366)
NET LOSS ON INVESTMENTS AND FUTURES CONTRACTS	(17,276,902)
Distributions Paid to Auction Rate Cumulative Preferred Stockholders From Net Investment Income (Note 1)	(5,640,128)
INCREASE IN NET ASSETS FROM OPERATIONS	$ 12,094,156

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2009 Annual Report	21

Statements of changes in net assets

FOR THE YEARS ENDED MAY 31,	2009	2008
OPERATIONS:
Net investment income	$ 35,011,186	$ 32,571,697
Net realized gain (loss)	(122,536)	8,277,119
Change in net unrealized appreciation/depreciation	(17,154,366)	(7,513,027)
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(5,640,128)	(9,421,046)
Increase in Net Assets From Operations	12,094,156	23,914,743
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(23,263,108)	(22,634,376)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(23,263,108)	(22,634,376)
INCREASE (DECREASE) IN NET ASSETS	(11,168,952)	1,280,367
NET ASSETS:
Beginning of year	505,751,438	504,471,071
End of year*	$494,582,486	$505,751,438
* Includes undistributed net investment income of:	$6,662,766	$779,289

See Notes to Financial Statements.

22	Western Asset Managed Municipals Fund Inc. 2009 Annual Report

Financial highlights

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED MAY 31:

	2009	2008	2007	2006	2005
NET ASSET VALUE, BEGINNING OF YEAR	$12.07	$12.04	$11.96	$11.73	$11.73
INCOME (LOSS) FROM OPERATIONS:
Net investment income	0.83	0.78	0.77	0.75	0.72
Net realized and unrealized gain (loss)	(0.41)	0.01	0.08	0.20	0.03
Distributions paid to Auction Rate Cumulative Preferred Stockholders from net investment income	(0.13)	(0.22)	(0.22)	(0.17)	(0.10)
Total income from operations	0.29	0.57	0.63	0.78	0.65
DISTRIBUTIONS PAID TO COMMON STOCK SHAREHOLDERS FROM:
Net investment income	(0.56)	(0.54)	(0.55)	(0.55)	(0.65)
NET ASSET VALUE, END OF YEAR	$11.80	$12.07	$12.04	$11.96	$11.73
MARKET PRICE, END OF YEAR	$11.10	$11.13	$11.18	$10.79	$10.72
Total return, based on NAV[1,2]	3.19%	5.30%	5.71%	7.29%	6.11%[3]
Total return, based on Market Price[2]	5.27%	4.57%	8.81%	5.91%	4.07%
NET ASSETS, END OF YEAR (000s)	$494,582	$505,751	$504,471	$501,256	$491,566
RATIOS TO AVERAGE NET ASSETS BASED ON COMMON SHARES OUTSTANDING:[4]
Gross expenses	1.16%	1.09%	1.08%[5]	1.14%	1.28%
Net expenses	1.16	1.09	1.07 [5,6]	1.14 [6]	1.28
Net investment income	7.59	6.47	6.38	6.36	6.12
PORTFOLIO TURNOVER RATE	49%	40%	23%	11%	7%
AUCTION RATE CUMULATIVE PREFERRED STOCK:
Total Amount Outstanding (000s)	$250,000	$250,000	$250,000	$250,000	$250,000
Asset Coverage Per Share	74,458	75,575	75,447	75,126	74,157
Involuntary Liquidating Preference Per Share[7]	25,000	25,000	25,000	25,000	25,000

1

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

2	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
3	The prior investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error. Without this reimbursement, total return would have been 6.02%.
4	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
5

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.05%.

6	Reflects fee waivers and/or expense reimbursements.
7	Excludes accumulated and unpaid distributions.

See Notes to Financial Statements.

Western Asset Managed Municipals Fund Inc. 2009 Annual Report	23

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income exempt from federal tax as is consistent with preservation of principal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment valuation. Securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

Effective June 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	MAY 31, 2009	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Investments in securities	$752,478,924	—	$752,478,924	—

24	Western Asset Managed Municipals Fund Inc. 2009 Annual Report

(b) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Distributions to shareholders. Distributions from net investment income for the Fund, if any, are declared quarterly and paid on a monthly basis. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

In addition, the holders of the Auction Rate Cumulative Preferred Stock (“ARCPS”) shall be entitled to receive dividends out of the funds legally available to shareholders.

(e) Net asset value. The net asset value (“NAV”) of the Fund’s Common Stock is determined no less frequently than the close of business on the Fund’s last business day of each week (generally Friday) and on the last business day of the month. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the ARCPS.

Western Asset Managed Municipals Fund Inc. 2009 Annual Report	25

Notes to financial statements continued

(f) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of May 31, 2009, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	UNDISTRIBUTED NET INVESTMENT INCOME	ACCUMULATED NET REALIZED LOSS
(a)	$(224,473)	$224,473

(a)	Reclassifications are primarily due to differences between book and tax accretion of market discount on fixed income securities.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.55% of the Fund’s average daily net assets, plus the aggregate liquidation value of the Fund’s preferred stock.

LMPFA has delegated to Western Asset the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

26	Western Asset Managed Municipals Fund Inc. 2009 Annual Report

3. Investments

During the year ended May 31, 2009, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$342,446,178
Sales	352,741,648

At May 31, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 35,340,886
Gross unrealized depreciation	(21,391,575)
Net unrealized appreciation	$ 13,949,311

4. Derivative instruments and hedging activities

Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” requires enhanced disclosure about an entity’s derivative and hedging activities.

At May 31, 2009, the Fund did not hold any derivative instruments.

The following tables provide information about the effect of derivatives and hedging activities in the Fund’s Statement of Operations for the six months ended May 31, 2009. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$4,094,444	—	$4,094,444

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	INTEREST RATE CONTRACTS RISK	OTHER CONTRACTS RISK	TOTAL
Futures contracts	$1,034,470	—	$1,034,470

Western Asset Managed Municipals Fund Inc. 2009 Annual Report	27

Notes to financial statements continued

5. Auction rate cumulative preferred stock

As of May 31, 2009, the Fund had 2,000 outstanding shares of each of ARCPS Series M, Series T, Series W, Series Th and Series F. The ARCPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. Due to failed auctions experienced by the Fund’s ARCPS starting on February 14, 2008, the Fund paid the applicable maximum rate, which was calculated as 110% of the prevailing 30-day “AA” Financial Composite Commercial Paper Rate. The Fund may pay higher maximum rates if the rating of the Fund’s ARCPS were to be lowered by the rating agencies. The dividend rates ranged from 0.518% to 12.565% during the year ended May 31, 2009. At May 31, 2009, the dividend rates in effect were as follows:

	SERIES M	SERIES T	SERIES W	SERIES TH	SERIES F
Dividend Rates	0.579%	0.563%	0.518%	0.518%	0.579%

The ARCPS are redeemable under certain conditions by the Fund, or subject to mandatory redemption if the Fund is in default of certain coverage requirements, at a redemption price equal to the liquidation preference, which is the sum of $25,000 per share plus accumulated and unpaid dividends. The ARCPS are otherwise not redeemable by holders of shares.

The Fund is required to maintain certain asset coverages with respect to the ARCPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the ARCPS in order to meet the applicable requirement. Additionally, failure to meet the foregoing asset requirements would restrict the Fund’s ability to pay dividends to common stock shareholders.

Citigroup Global Markets Inc. (“CGM”), currently acts as the broker/dealer in connection with the auction of ARCPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the ARCPS that the broker/dealer places at the auction. For the year ended May 31, 2009, the Fund incurred auction participation fees of $625,734 for CGM’s services as the participating broker/dealer.

6. Distributions subsequent to May 31, 2009

On May 26, 2009, the Board of Directors declared three dividends, each in the amount of $0.055 per share, payable on June 26, 2009, July 31, 2009 and August 28, 2009 to shareholders of record on June 19, 2009, July 24, 2009 and August 21, 2009, respectively.

28	Western Asset Managed Municipals Fund Inc. 2009 Annual Report

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2009	2008
Distributions paid from:
Tax-exempt income:
Common Stock Shareholders	$23,228,374	$22,634,376
Auction Rate Cumulative Preferred Stockholders	5,626,558	9,421,046
Total tax-exempt distributions	28,854,932	32,055,422
Taxable income:
Common Stock Shareholders	34,734	—
Auction Rate Cumulative Preferred Stockholders	13,570	—
Total taxable distributions	48,304	—
Total distributions paid	$28,903,236	$32,055,422

As of May 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed tax-exempt income — net	$ 6,728,248
Undistributed ordinary income — net	3,482
Total undistributed earnings	$ 6,731,730
Capital loss carryforward*	$(27,502,006)
Other book/tax temporary differences(a)	(8,419,445)
Unrealized appreciation/(depreciation)(b)	13,949,311
Total accumulated earnings/(losses) — net	$(15,240,410)

*

During the taxable year ended May 31, 2009, the Fund utilized $7,920,001 of its capital loss carryover available from prior years. As of May 31, 2009, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
5/31/2011	$ (1,770,048)
5/31/2013	(25,731,958)
$(27,502,006)

These amounts will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.
(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the difference between book & tax accretion methods for market discount on fixed income securities.

Western Asset Managed Municipals Fund Inc. 2009 Annual Report	29

Notes to financial statements continued

8. Recent accounting pronouncement

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4”). FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Fund’s financial statement disclosures.

30	Western Asset Managed Municipals Fund Inc. 2009 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders Western Asset Managed Municipals Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Managed Municipals Fund Inc. as of May 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2009, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset Managed Municipals Fund Inc. as of May 31, 2009, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 24, 2009

Western Asset Managed Municipals Fund Inc. 2009 Annual Report	31

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Managed Municipals Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

NON-INTERESTED DIRECTORS

CAROL L. COLMAN
c/o Chairman of the Fund, Legg Mason & Co., LLC (“Legg Mason”)
620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years	President, Colman Consulting Co.

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

DANIEL P. CRONIN
c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1946

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

32	Western Asset Managed Municipals Fund Inc.

PAOLO M. CUCCHI
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1941

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I

Term of office[1] and length of time served	Since 2001

Principal occupation(s) during past five years	Professor of Italian and French languages, Drew University (since 1984); formerly, Vice President and Dean of College of Liberal Arts at Drew University (from 1984 to 2008)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

LESLIE H. GELB
c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1937

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

President Emeritus and Senior Board Fellow, The Council on Foreign Relations (since 2003); formerly, President, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Asia Advisors”)

Western Asset Managed Municipals Fund Inc.	33

Additional information (unaudited) continued

Information about Directors and Officers

WILLIAM R. HUTCHINSON
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1942

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 1995

Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director of Associated Banc-Corp.

RIORDAN ROETT
c/o Chairman of the Fund, Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director, of Western Hemisphere Studies, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University (since 1993)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	None

34	Western Asset Managed Municipals Fund Inc.

JESWALD W. SALACUSE
c/o Chairman of the Fund, Legg Mason
620 Eighth Avenue, New York, NY 10018

Birth year	1938

Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years	Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President, Arbitration Tribunal, World Bank/ICSID (since 2004)

Number of portfolios in fund complex overseen by director (including the Fund)	21

Other board member ships held by Director	Director of two registered investment companies advised by Blackstone Asia Advisors

INTERESTED DIRECTOR
R. JAY GERKEN, CFA[2]
Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class I

Term of office[1] and length of time served	Since 2002

Principal occupation(s) during past five years

Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 151 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President of LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (from 2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (from 2002 to 2005)

Number of portfolios in fund complex overseen by director (including the Fund)	138

Other board member ships held by Director	None

Western Asset Managed Municipals Fund Inc.	35

Additional information (unaudited) continued

Information about Directors and Officers

OFFICERS

KAPREL OZSOLAK
Legg Mason
55 Water Street, New York, NY 10041

Birth year	1965

Position(s) held with Fund[1]	Chief Financial Officer and Treasurer

Term of office[1] and length of time served	Since 2004

Principal occupation(s) during past five years

Director of Legg Mason; Chief Financial Officer and Treasurer of certain funds associated with Legg Mason; formerly, Controller of certain funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

TED P. BECKER
Legg Mason 620 Eighth Avenue, New York, NY 10018

Birth year	1951

Position(s) held with Fund[1]	Chief Compliance Officer

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years

Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); formerly, Managing Director of Compliance at Citigroup Asset Management (“CAM”) or its predecessors (from 2002 to 2005)

ROBERT I. FRENKEL
Legg Mason 100 First Stamford Place, Stamford, CT 06902

Birth year	1954

Position(s) held with Fund[1]	Secretary and Chief Legal Officer

Term of office[1] and length of time served	Since 2003

Principal occupation(s) during past five years

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); formerly, Secretary of CFM (from 2001 to 2004)

36	Western Asset Managed Municipals Fund Inc.

THOMAS C. MANDIA
Legg Mason
100 First Stamford Place, Stamford, CT 06902

Birth year	1962

Position(s) held with Fund[1]	Assistant Secretary

Term of office[1] and length of time served	Since 2006

Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (from 1992 to 2005)

ALBERT LASKAJ
Legg Mason 55 Water Street, New York, NY 10041

Birth year	1977

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2007

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2008); Controller of certain funds associated with Legg Mason (since 2007); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005)

STEVEN FRANK
Legg Mason 55 Water Street, New York, NY 10041

Birth year	1967

Position(s) held with Fund[1]	Controller

Term of office[1] and length of time served	Since 2005

Principal occupation(s) during past five years

Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason or its predecessors (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

1         The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2009, year 2010 and year 2011, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

2         Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Western Asset Managed Municipals Fund Inc.	37

Annual chief executive officer and chief financial officer certifications (unaudited)

The Fund’s Chief Executive Officer has submitted to the NYSE the required annual certification and the Fund also has included the certifications of the Fund’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

38	Western Asset Managed Municipals Fund Inc.

Dividend reinvestment plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of common stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as purchasing agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend paying agent.

The number of shares of common stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds 98% of the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the Fund at a price equal to the greater of 98% of net asset value or 95% of the market price of the common stock.

If the market price of the common stock is less than 98% of the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), AST will buy common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. If following the commencement of the purchases and before AST has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, AST will attempt to terminate purchases in the open market and cause the Fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) 98% of net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares. To the extent AST is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by AST may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. AST will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

Western Asset Managed Municipals Fund Inc.	39

Dividend reinvestment plan (unaudited) continued

AST maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each Plan participant will be held by AST in uncertificated form in the name of the Plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to shares of common stock issued directly by the Fund under the Plan. Each Plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the Plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. All correspondence concerning the plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038 or by telephone at 1 (877) 366-6441.

40	Western Asset Managed Municipals Fund Inc.

Important tax information (unaudited)

The following information is provided with respect to the distributions paid to Common Stock Shareholders during the taxable year ended May 31, 2009:

DISTRIBUTIONS PAID	JUNE 2008 - FEBRUARY 2009	MARCH 2009	APRIL 2009 - MAY 2009
Tax-Exempt Interest	100.00%	98.34%	100.00%
Taxable Ordinary Income	—	1.66%*	—

Additionally, all distributions paid to auction rate cumulative preferred stockholders during the taxable year ended May 31, 2009 except for the taxable portion noted in the table below qualify as tax-exempt interest dividends for Federal income tax purposes.

SERIES:	RECORD DATE	PAYABLE DATE	TAX-EXEMPT PORTION	TAXABLE PORTION
Series M	2/09/2009	2/10/2009	67.71%	32.29%*
Series T	2/10/2009	2/11/2009	67.59%	32.41%*
Series W	2/11/2009	2/12/2009	66.94%	33.06%*
Series TH	2/05/2009	2/06/2009	71.15%	28.85%*
Series F	2/06/2009	2/09/2009	70.60%	29.40%*

*       Additionally, all of the taxable ordinary income distributions paid by the Fund represent Qualified Net Interest Income and Qualified Short-Term Gain eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Please retain this information for your records.

Western Asset Managed Municipals Fund Inc.	41

Western Asset Managed Municipals Fund Inc.

Directors	Investment manager
Carol L. Colman	Legg Mason Partners Fund Advisor, LLC
Daniel P. Cronin
Paolo M. Cucchi
Leslie H. Gelb	Subadviser
R. Jay Gerken, CFA	Western Asset Management Company
Chairman
William R. Hutchinson
Riordan Roett	Custodian
Jeswald W. Salacuse	State Street Bank and Trust Company
1 Lincoln Street
Officers	Boston, Massachusetts 02111
R. Jay Gerken, CFA
President and Chief Executive Officer	Transfer agent
American Stock Transfer &Trust Company
Kaprel Ozsolak	59 Maiden Lane
Chief Financial Officer and Treasurer	New York, New York 10038

Ted P. Becker	Independent registered public accounting firm
Chief Compliance Officer	KPMG LLP
345 Park Avenue
Robert I. Frenkel	New York, New York 10154
Secretary and Chief Legal Officer
Legal counsel
Thomas C. Mandia	Simpson Thacher & Bartlett LLP
Assistant Secretary	425 Lexington Avenue
New York, New York 10017
Albert Laskaj
Controller	New York Stock Exchange Symbol
MMU
Steven Frank
Controller

Western Asset Managed Municipals Fund Inc.
55 Water Street
New York, New York 10041

Western Asset Managed Municipals Fund Inc.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

55 Water Street

New York, New York 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Managed Municipals Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX010003 7/09 SR09-857

ITEM 2.                                                   CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                   AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that William R. Hutchinson, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2008 and May 31, 2009 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,000 in 2008 and $42,000 in 2009.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $13,000 in 2008 and $14,200 in 2009. These services consisted of procedures performed in connection with the calculations pursuant to the Funds Supplementary Creating & Fixing the Rights of Municipal Auction Rate Cumulative Preferred Stock dated April 7, 2002 as of April 30, 2007, May 31. 2007, April 30, 2008 and May 31, 2008 for Western Asset Managed Municipals Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset Managed Municipals Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to August 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2008 and $5,600 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns;

(ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset Managed Municipals Fund Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Managed Municipals Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre—approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Managed Municipals Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2008 and 2009; Tax Fees were 100% and 0% for 2008 and 2009; and Other Fees were 100% and 0% for 2008 and 2009.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Managed Municipals Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Managed Municipals Fund Inc. during the reporting period were $0 in 2009.

(h) Yes. Western Asset Managed Municipals Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Managed Municipals Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                   AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo Cucchi

Carol Colman

Daniel Cronin

Leslie Gelb

Riordan Roett

Jeswald Salacuse

ITEM 6.                                                   SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                   DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors  and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA” or “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the

Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f. Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of both the WA Form ADV contain a description of Western Asset’s proxy policies. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.               Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.               Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.               Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.               Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.              Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.               Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.              Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

ITEM 8.                                                   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS

S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Chief Investment Officer of Western Asset since 1998.

Stephen A. Walsh Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Co-portfolio manager of the fund; Deputy Chief Investment Officer of Western Asset since 2000.

Joseph Deane Western Asset 620 Eighth Avenue New York, NY 10018	Since 1993	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Deane was with Citigroup Asset Management or one of its affiliates since 1972.

David Fare Western Asset 620 Eighth Avenue New York, NY 10018	Since 2004	Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Fare was with Citigroup Asset Management or one of its affiliates since 1989.

Robert Amodeo Western Asset 620 Eighth Avenue New York, NY 10018	Since 2007

Co-portfolio manager of the fund; portfolio manager at Western Asset since 2005; prior to that time, Mr. Amodeo was a Managing Director and portfolio manager with Salomon Brothers Asset Management Inc from 1992 to 2005.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of May 31, 2009.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

S. Kenneth Leech‡	114 registered investment companies with $179.6 billion in total assets under management	229 Other pooled investment vehicles with $104.9 billion in assets under management*	886 Other accounts with $202.2 billion in total assets under management**

Stephen A. Walsh‡	114 registered investment companies with $179.6 billion in total assets under management	229 Other pooled investment vehicles with $104.9 billion in assets under management*	886 Other accounts with $202.2 billion in total assets under management**

Joseph P. Deane‡	25 registered investment companies with $28.2 billion in total assets under management	0 Other pooled investment vehicle with $0 billion in assets under management	17 Other accounts with $1.9 billion in total assets under management***

David T. Fare‡	25 registered investment companies with $28.2 billion in total assets under management	0 Other pooled investment vehicle with $0 billion in assets under management	17 Other accounts with $1.9 billion in total assets under management***

Robert Amodeo‡	25 registered investment companies with $28.2 billion in total assets under management	0 Other pooled investment vehicle with $0 billion in assets under management	17 Other accounts with $1.9 billion in total assets under management***

*	Includes 7 accounts managed, totaling $1.2 billion, for which advisory fee is performance based.
**	Includes 98 accounts managed, totaling $25.5 billion, for which advisory fee is performance based.
***	Includes 1 account managed, totaling $0.4 billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”).  Mr. Leech and Mr. Walsh are involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios.  Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Portfolio Manager Compensation

With respect to the compensation of the portfolio managers, the Advisers’ compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with their job function and peer universe.  This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results.

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Advisers, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Performance is reviewed on a 1, 3 and 5 year basis for compensation — with 3 years having the most emphasis. Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account, though relative performance against the stated benchmark and its applicable Lipper peer group is considered.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance.  These are determined based upon the factors described above and include Legg Mason, Inc. stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account.  The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction.  However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer.  In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved.  Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio.  For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security.  To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues.  Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts.  Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented.  If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by each portfolio managers as of May 31, 2009.

Portfolio Manager(s)	Dollar Range of Portfolio Securities Beneficially Owned

S. Kenneth Leech	A
Stephen A. Walsh	A
Joseph P. Deane	A
David T. Fare	A
Robert Amodeo	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.                                                   PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                             SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                             CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                             EXHIBITS.

(a)    (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Managed Municipals Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Managed Municipals Fund Inc.

Date:       August 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset Managed Municipals Fund Inc.

Date:       August 6, 2009

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Western Asset Managed Municipals Fund Inc.

Date:       August 6, 2009